UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022 (November 17, 2022)

FUSE MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 862-3030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On November 17, 2022, the Board of Directors (the “Board”) of Fuse Medical, Inc. (“Fuse” or the “Company”) and Armanino LLP (“Armanino”) agreed to mutually end Armanino’s engagement as the Company’s independent registered public accounting firm, effective November 1, 2022.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021, and 2020, and in the subsequent interim periods through November 1, 2022 there were no disagreements with Armanino on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference to the matter in their report.

There were no reportable events (as that term described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2021 and 2020, or in the subsequent periods through November 1, 2022.

The reports of Armanino on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided a copy of the foregoing disclosures to Armanino and requested that Armanino furnish it with a letter addressed to the Securities and Exchange Commission stating whether Armanino agrees with the above statements (“Armanino Letter”). The Company has filed a copy of the Armanino Letter, dated November 21, 2022 as Exhibit 16.1 to this Form 8-K.

(b)  On November 17, 2022, the Board approved the appointment of M&K PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm the fiscal year ending December 31, 2022. The Board invited several public accounting firms to participate in this process, and the Board ultimately selected M&K. During the two most recent fiscal years and in the subsequent interim periods through November 1, 2022, the Company has not consulted with M&K with respect to the application of accounting principles to a specified transaction, either completed of proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1*	Letter from Armanino LLP dated November 21, 2022.
104	Cover page Interactive Data File (embedded within the inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: November 22, 2022	By:	/s/ Lawrence S. Yellin
Lawrence S. Yellin
Chief Financial Officer and Director

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